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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - March 8, 2002


                          THE WILLIAMS COMPANIES, INC.
                (Name of Registrant as specified in its charter)



       DELAWARE                           1-4174                 73-0569878
(State or other jurisdiction       (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                               ONE WILLIAMS CENTER
                              TULSA, OKLAHOMA 74172
                                 (918) 573-2000
               (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



                                       N/A
         (Former name or former address, if changed since last report.)




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ITEM 5.    OTHER EVENTS

     On March 8, 2002, The Williams Companies, Inc. (NYSE: WMB) reported that it is pursuing the sale of Williams Pipe Line to Williams Energy Partners L.P. (NYSE: WEG) for at least $900 million. The sale is expected to close before the end of the second quarter.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

                  99.1 Copy of Williams' press release dated March 8, 2002, publicly announcing the matters reported herein.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE WILLIAMS COMPANIES, INC.

Date:  March 8, 2002
                                By: /s/ WILLIAM G. von GLAHN
                                  ---------------------------------------
                                Name: William G. von Glahn
                                Title: Senior Vice President and General Counsel


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                                INDEX TO EXHIBITS



     99.1 Copy of Williams' press release dated March 8, 2002, publicly announcing the matters reported herein.